December 19, 2018

Wasmer Schroeder High Yield Municipal Fund

Institutional Class	WSHYX

A series of Advisors Series Trust

Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information ("SAI"), each dated June 28, 2018

Effective January 1, 2019, Wasmer, Schroeder & Company, LLC, investment adviser to the Wasmer Schroeder High Yield Municipal Fund (the "Fund"), will be reducing the Fund's minimum initial investment from $100,000 to $10,000.

Accordingly, effective January 1, 2019, all references to the Fund's minimum investment amount in the Summary Prospectus, Prospectus and Statement of Additional Information, are updated to reflect the new investment minimum.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI for future reference.  The date of this Supplement is December 19, 2018.